UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2017 (May 17, 2017)

LUCKYCOM PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-187874	46-1660653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11767 Katy Freeway, Suite 830, Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, include area code 281-668-8266

____________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K fi ling is intended to simultaneously satisfy the fi ling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

On May 17, 2017, Marcum Bernstein & Pinchuk LLP (“MarcumBP”) was appointed as the new independent registered public accounting firm for Luckycom Pharmaceuticals Inc.  (the “Company”). The decision to appoint MarcumBP was approved by the Company’s Board of Directors. Prior to engaging MarcumBP on May 17, 2017, the Company has not consulted MarcumBP regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did the Company consult with MarcumBP regarding any disagreements with the Company’s prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

Simultaneously with the appointment of MarcumBP, on May 17, 2017, Malone Bailey LLP (“Malone”) was terminated as the independent registered public accounting firm for the Company. The decision to change audit firms from Malone to MarcumBP was approved by the Company’s Board of Directors.

The report of Malone on the financial statements of the Company as of and for the years ended February 29, 2016 and February 28, 2015 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the Company’s years ended February 29, 2016 and February 28, 2015, and through May 17, 2017, there were no disagreements with Malone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Malone’s satisfaction, would have caused Malone to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements.

During the Company’s years ended February 29,  2016 and February 28, 2015, and through May 17, 2017, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Malone with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Malone furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16 hereto is a copy of Malone’s letter to the SEC, dated May 18, 2017.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 16	Letter from Malone Bailey LLP to the Securities and Exchange Commission dated May 18, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LUCKYCOM PHARMACEUTICALS INC.

Date: May 19, 2017	By:	/s/ Kingrich Lee
	Name:	Kingrich Lee
	Title:	Chief Executive Officer and Chief Financial Officer